Exhibit 99

Chemed Reports Fourth-Quarter 2008 Results

CINCINNATI--(BUSINESS WIRE)--February 16, 2009--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2008, versus the comparable prior-year period, as follows:

Consolidated operating results from continuing operations:

  Revenue increased 2.3% to $292 million
  Diluted EPS of $.89
  Diluted EPS, excluding stock options and certain other items, of $.99
  Full-Year Diluted EPS, excluding stock options and certain other items, of $3.38

VITAS segment operating results:

  Net Patient Revenue of $206 million, up 4.4%
  Average Daily Census (ADC) of 11,829, up 1.4%
  Admissions of 13,314, a decline of 2.1%
  Average Length of Stay in the quarter of 83.1 days
  Adjusted EBITDA of $34.3 million, an increase of 20.7%
  Adjusted EBITDA margin of 16.7%, an increase of 226 basis points

Roto-Rooter segment operating results:

  Revenue of $86.3 million, a decline of 2.5%
  Job count of 179,180, a decline of 12.5%
  Adjusted EBITDA of $15.5 million
  Adjusted EBITDA margin of 17.9%

VITAS

Congress has recently approved The American Recovery and Reinvestment Act of 2009. The President has stated that he intends to sign this stimulus package on Tuesday, February 17, 2009. This Act provides for an increase in the Medicare hospice wage index for the period October 1, 2008, through September 30, 2009. Given the timing of the passage of this Act, VITAS has not included any adjustment to fourth-quarter 2008 revenue for this increase in Medicare hospice reimbursement.

Net revenue for VITAS was $206 million in the fourth quarter of 2008, which is an increase of 4.4% over the prior-year period. This revenue growth was the result of increased ADC of 1.4% and a Medicare price increase of approximately 2.6%. The remaining difference is attributed to revenue mix.

Average revenue per patient per day in the quarter was $189.37, which is 3.0% above the prior-year period. Routine home care reimbursement and high acuity care averaged $149.26 and $665.38, respectively, per patient per day in the fourth quarter of 2008. During the quarter, high acuity days-of-care were 7.8% of total days-of-care. Quarterly high acuity days-of-care averaged between 8.0% and 8.4% in 2007.

VITAS did not have any Medicare Cap liability for the 2008 measurement period ended September 28, 2008. VITAS has recorded $235,000 of Medicare Cap liability related to the first three months of the 2009 cap measurement period. This Medicare Cap liability relates to one provider number that has a gross margin in excess of 20%. Admissions in this provider number have declined in the first three months of the 2009 Medicare Cap year. This program generated a 15% cap cushion over the prior 12-month period.

Of VITAS’ 34 unique Medicare provider numbers, 29 provider numbers, or 85%, have a Medicare Cap cushion greater than 20% for the most recent 12-month period, four provider numbers have 15% to 20% cushion and one provider number has cap cushion of less than 10%. VITAS generated an aggregate cap cushion of $220 million during calendar year 2008.

Gross margin in the fourth quarter of 2008 was 25.1%. This is 192 basis points above the fourth quarter of 2007. This margin increase is a result of improved management of scheduled labor. VITAS continues to focus on more efficient scheduling of direct labor. This involves utilization of field-based labor management tools designed to meet and respond to hospice team staffing requirements.

Selling, general and administrative expense was $17.2 million in the fourth quarter of 2008, which is a decline of 0.3% when compared to the prior year. Adjusted EBITDA totaled $34.3 million, an increase of 20.7% over the prior year and equates to an adjusted EBITDA margin of 16.7%.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $86 million for the fourth quarter of 2008, 2.5% lower than the $89 million reported in the comparable prior-year quarter. Adjusted EBITDA in the fourth quarter of 2008 totaled $15.5 million, a decrease of 19.0% from the fourth quarter of 2007, and equated to an adjusted EBITDA margin of 17.9%.

Job count in the fourth quarter of 2008 declined 12.5% when compared to the prior-year period. Total residential jobs declined 12.2% and consisted of residential plumbing jobs decreasing 11.0% and residential drain cleaning jobs declining 12.8%, when compared to the fourth quarter of 2007. Residential jobs represent approximately 70% of total job count. Total commercial jobs declined 13.3% with commercial plumbing job count declining 13.2% and commercial drain cleaning decreasing 13.7%, when compared to the prior-year quarter.

This job count decline was significantly mitigated relative to total revenue through a combination of increased pricing, favorable job mix shift to more expensive jobs such as excavation and increased conversion rates of calls to paid jobs.

There continues to be substantial disparity in demand for Roto-Rooter services within the United States. The South region has experienced a 17.3% year-to-date decline in commercial jobs while the Northeast Region had a modest 2.7% decline in commercial volume. Residential demand is not as disparate, with the South region residential job count declining 13.5% while the remaining regions have experienced a job count decline ranging from 6% to 11%.

Management continues to have discussions with existing franchisees to acquire Roto-Rooter franchise territories. This increase in activity is attributed to the current state of the capital markets, the potential increase in tax rates and the recessionary difficulties our franchisees are experiencing. The timing or actual completion of these acquisitions cannot be predicted; however, management intends to be highly disciplined in terms of valuation and risk assessment to ensure these acquisitions will be accretive to shareholders.

Chemed Consolidated Debt and Cash Flows

Chemed’s debt aggregated $210 million at December 31, 2008, $187 million of which carries a fixed interest rate of 1.875% and is due in May 2014. The remaining debt consists of a $14.5 million bank term loan and $8.2 million of debt drawn against Chemed’s $175 million revolving credit facility. The current interest rate on this debt is approximately 1.4%.

Chemed’s $175 million revolving credit facility expires in May 2012. At December 31, 2008, this credit facility had approximately $140 million of undrawn borrowing capacity after deducting for $8.2 million of borrowing and $27 million of letters of credit issued under this facility to secure the Company’s workers’ compensation insurance.

Chemed’s total debt divided by the trailing four quarters of Adjusted EBITDA reflects a debt leverage ratio of 1.3.

Effective January 1, 2009, the Company will be required to retrospectively adopt the provisions of FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments that May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).” This new rule requires the Company to separately account for the debt and equity portions of its 1.875% Senior Convertible Notes (Notes). This accounting creates a discount on the Notes that will be recorded in equity at the inception of the debt. The Notes, net of this discount, will be accreted to their face value over the life of the Notes using the effective interest method. The impact of this accounting change for the year ended December 31, 2009, is projected to be a non-cash increase in pretax interest expense of approximately $ 6.0 million ($3.8 million after-tax).

Year-to-date net cash provided from operations aggregated $112 million. Capital expenditures for 2008 aggregated $26 million and compares favorably to total 2007 capital expenditures of $27 million. Chemed’s full-year 2008 depreciation and amortization aggregated $28 million.

Guidance for 2009

Congress has recently approved The American Recovery and Reinvestment Act of 2009. This Act provides for an increase in the Medicare hospice wage index for the period October 1, 2008, through September 30, 2009. This 2009 guidance includes approximately $8 million in additional revenue related to this adjustment in the Medicare hospice reimbursement rate.

VITAS is estimated to generate full-year 2009 revenue growth, prior to Medicare Cap, of 6.0% to 7.5%. Admissions are estimated to increase 2% to 4% and full-year adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.3% to 16.3%. This guidance assumes VITAS will receive a Medicare basket price increase of 1.5% effective October 1, 2009. Full calendar year 2009 Medicare contractual billing limitations are estimated at $5.0 million.

Roto-Rooter is estimated to generate full-year 2008 revenue growth of 4.0% to 5.0%. The revenue growth is a result of increased pricing of 4.0% to 5.0% and a favorable mix shift to higher revenue jobs, partially offset by a job count decline estimated at 7.0% to 9.0% Adjusted EBITDA margin for 2009 is estimated in the range of 17.0% to 18.0%. This guidance does not include any Roto-Rooter franchise acquisitions that may be completed in 2009.

Chemed’s effective tax rate has been impacted by the severe volatility in the stock market as it relates to certain deferred compensation investments and required GAAP tax accounting. This stock market volatility does not have any material impact on Chemed’s reported pretax earnings. Excluding the impact of taxes associated with this deferred compensation issue, Chemed’s effective tax rate for full-year 2009, is estimated at 39.0%.

Based upon these factors and a full-year average diluted share count of 22.8 million shares, management estimates 2009 earnings per diluted share from continuing operations, excluding noncash expenses for stock options, the non-cash increase in interest expense related to the accounting change for convertible debt interest expense and the tax rate impact from deferred compensation investments will be in the range of $3.70 to $3.95.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Tuesday, February 17, 2009, to discuss the company's quarterly results and provide an update on its business. The dial-in number for the conference call is (800) 884-5695 for U.S. and Canadian participants and (617) 786-2960 for international participants. The participant passcode is 91895366. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 53390517. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 12,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA and adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed’s financial performance. Chemed provides EBITDA and adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed’s net income to its adjusted EBITDA is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2008	2007	2008	2007
Continuing Operations
Service revenues and sales	$292,205	$285,729	$1,148,941	$1,100,058
Cost of services provided and goods sold (aa)	201,150	197,221	810,547	767,066
Selling, general and administrative expenses (aa)	42,263	47,374	175,333	184,060
Depreciation	5,332	5,221	21,581	20,118
Amortization	1,491	1,369	5,924	5,270
Other operating expenses--net (aa)	2,699	1,927	2,699	789
Total costs and expenses	252,935	253,112	1,016,084	977,303
Income from operations	39,270	32,617	132,857	122,755
Interest expense	(1,396)	(1,587)	(5,985)	(11,244)
Gain/(loss) on extinguishment of debt (aa)	4,208	-	4,208	(13,798)
Other income--net	(6,524)	1,057	(8,735)	4,125
Income before income taxes	35,558	32,087	122,345	101,838
Income taxes (aa)	(15,471)	(11,882)	(50,240)	(39,063)
Income from continuing operations	20,087	20,205	72,105	62,775
Discontinued Operations (bb)	(1,088)	-	(1,088)	1,201
Net Income	$18,999	$20,205	$71,017	$63,976

Earnings Per Share
Income from continuing operations	$0.90	$0.84	$3.13	$2.56
Net Income	$0.85	$0.84	$3.08	$2.61
Average number of shares outstanding	22,382	23,959	23,058	24,520
Diluted Earnings Per Share
Income from continuing operations	$0.89	$0.83	$3.08	$2.50
Net Income	$0.84	$0.83	$3.04	$2.55
Average number of shares outstanding	22,644	24,460	23,374	25,077

(aa)	Included in the consolidated statement of income are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2008	2007	2008	2007
Continuing Operations
Costs of services provided and goods sold
Unreserved prior year's insurance claim	$-	$-	$(597)	$-
Selling, general and administrative expenses
Stock option expense	(2,219)	(1,591)	(7,303)	(4,665)
Expenses incurred in connection with O.I.G. investigation	(2)	(39)	(46)	(227)
Long-term incentive compensation	-	-	-	(7,067)
Other	-	-	-	467
Other operating expenses -- net			-
Impairment loss on transportation equipment	(2,699)	-	(2,699)	-
Costs related to litigation settlement	-	(1,927)	-	(1,927)
Gain on sale of property	-	-	-	1,138
Gain/(loss) on extinguishment of debt	4,208	-	4,208	(13,798)
Pretax impact on earnings	(712)	(3,557)	(6,437)	(26,079)
Income tax benefit on the above	270	1,355	2,382	9,623
Income tax impact of nondeductible losses on investments held in deferred compensation trusts	(1,825)	77	(3,062)	(46)
Income tax credit related to prior years	-	-	322	-
After-tax impact on continuing operations	$(2,267)	$(2,125)	$(6,795)	$(16,502)

(bb)

Discontinued operations for 2008 include adjustments to accruals related to operations discontinued in 2004 and prior years. For 2007 it represents accrual adjustments for VITAS Phoenix, discontinued in 2006.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	December 31,
	2008	2007 (cc)
Assets
Current assets
Cash and cash equivalents	$3,628	$4,988
Accounts receivable less allowances	98,076	101,170
Inventories	7,569	6,596
Current deferred income taxes	15,392	14,212
Prepaid expenses and other current assets	11,596	10,496
Total current assets	136,261	137,462
Investments of deferred compensation plans held in trust	22,628	29,417
Notes receivable	-	9,701
Properties and equipment, at cost less accumulated depreciation	76,962	74,513
Identifiable intangible assets less accumulated amortization	61,303	65,177
Goodwill	448,721	438,689
Other assets	15,049	15,411
Total Assets	$760,924	$770,370

Liabilities
Current liabilities
Accounts payable	$52,810	$46,168
Current portion of long-term debt	10,169	10,162
Income taxes	2,156	4,221
Accrued insurance	35,994	36,337
Accrued compensation	40,741	40,072
Other current liabilities	12,180	13,929
Total current liabilities	154,050	150,889
Deferred income taxes	7,597	5,802
Long-term debt	199,656	214,669
Deferred compensation liabilities	22,417	29,149
Other liabilities	5,612	5,512
Total Liabilities	389,332	406,021
Stockholders' Equity
Capital stock	29,515	29,261
Paid-in capital	282,206	267,312
Retained earnings	343,810	278,336
Treasury stock, at cost	(285,977)	(213,041)
Deferred compensation payable in Company stock	2,038	2,481
Total Stockholders' Equity	371,592	364,349
Total Liabilities and Stockholders' Equity	$760,924	$770,370

Book Value Per Share	$16.58	$15.21

(cc) Reclassified to conform to 2008 presentation.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended
	December 31,
	2008	2007 (cc)
Cash Flows from Operating Activities
Net income	$71,017	$63,976
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,505	25,388
Provision for uncollectible accounts receivable	9,820	8,373
Stock option expense	7,303	4,665
Noncash loss/(gain) on early extinguishment of debt	(4,208)	7,235
Loss on impairment of equipment	2,699	-
Discontinued operations	1,088	(1,201)
Amortization of debt issuance costs	1,039	1,186
Provision for deferred income taxes	426	8,113
Noncash portion of long-term incentive compensation	-	6,154
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(6,659)	(18,299)
Increase in inventories	(898)	(18)
Decrease/(increase) in prepaid expenses and other current assets	305	(549)
Increase/(decrease) in accounts payable and other current liabilities	5,585	(8,416)
Increase/(decrease) in income taxes	(770)	6,321
Decrease/(increase) in other assets	5,481	(3,655)
Increase/(decrease) in other liabilities	(6,423)	4,426
Excess tax benefit on share-based compensation	(2,422)	(3,091)
Other sources/(uses)	1,195	(1,024)
Net cash provided by operating activities	112,083	99,584
Cash Flows from Investing Activities
Capital expenditures	(26,094)	(26,640)
Business combinations, net of cash acquired	(11,200)	(1,079)
Net proceeds/(uses) from disposals of discontinued operations	8,824	(5,402)
Proceeds from sales of property and equipment	387	3,104
Other uses	(544)	(1,701)
Net cash used by investing activities	(28,627)	(31,718)
Cash Flows from Financing Activities
Purchases of treasury stock	(69,788)	(131,704)
Repayment of long-term debt	(18,713)	(225,709)
Net increase in revolving line of credit	8,200	-
Dividends paid	(5,543)	(5,888)
Excess tax benefit on share-based compensation	2,422	3,091
Decrease in cash overdraft payable	(856)	(919)
Proceeds from exercise of stock options	291	2,467
Proceeds from issuance of long-term debt	-	300,000
Purchase of note hedges	-	(55,100)
Proceeds from issuance of warrants	-	27,614
Debt issuance costs	-	(6,949)
Other sources	(829)	945
Net cash used by financing activities	(84,816)	(92,152)
Decrease in Cash and Cash Equivalents	(1,360)	(24,286)
Cash and cash equivalents at beginning of year	4,988	29,274
Cash and cash equivalents at end of year	$3,628	$4,988

(cc) Reclassified to conform to 2008 presentation.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Service revenues and sales	$205,856	$86,349	$-	$292,205
Cost of services provided and goods sold	154,159	46,991	-	201,150
Selling, general and administrative expenses (a)	17,230	25,261	(228)	42,263
Depreciation	3,231	2,045	56	5,332
Amortization	996	14	481	1,491
Other operating expense/(income) (a)	-	-	2,699	2,699
Total costs and expenses	175,616	74,311	3,008	252,935
Income/(loss) from operations	30,240	12,038	(3,008)	39,270
Interest expense	(37)	(30)	(1,329)	(1,396)
Intercompany interest income/(expense)	1,337	876	(2,213)	-
Gain on extinguishment of debt (a)	-	-	4,208	4,208
Other income—net	(101)	3	(6,426)	(6,524)
Income/(loss) before income taxes	31,439	12,887	(8,768)	35,558
Income taxes (a)	(11,900)	(4,740)	1,169	(15,471)
Income/(loss) from continuing operations	19,539	8,147	(7,599)	20,087
Discontinued operations, net of income taxes	-	-	(1,088)	(1,088)
Net income/(loss)	$19,539	$8,147	$(8,687)	$18,999

2007 (f)
Service revenues and sales	$197,202	$88,527	$-	$285,729
Cost of services provided and goods sold	151,476	45,745	-	197,221
Selling, general and administrative expenses (b)	17,288	25,229	4,857	47,374
Depreciation	3,069	2,075	77	5,221
Amortization	996	13	360	1,369
Other operating expense/(income) (b)	-	1,927	-	1,927
Total costs and expenses	172,829	74,989	5,294	253,112
Income/(loss) from operations	24,373	13,538	(5,294)	32,617
Interest expense	(43)	1	(1,545)	(1,587)
Intercompany interest income/(expense)	1,902	1,317	(3,219)	-
Other income—net	23	43	991	1,057
Income/(loss) before income taxes	26,255	14,899	(9,067)	32,087
Income taxes (b)	(9,484)	(5,161)	2,763	(11,882)
Net income/(loss)	$16,771	$9,738	$(6,304)	$20,205

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Service revenues and sales	$808,445	$340,496	$-	$1,148,941
Cost of services provided and goods sold	625,177	185,370	-	810,547
Selling, general and administrative expenses (a)	67,750	95,971	11,612	175,333
Depreciation	13,000	8,294	287	21,581
Amortization	3,984	50	1,890	5,924
Other operating expense/(income) (a)	-	-	2,699	2,699
Total costs and expenses	709,911	289,685	16,488	1,016,084
Income/(loss) from operations	98,534	50,811	(16,488)	132,857
Interest expense	(155)	(246)	(5,584)	(5,985)
Intercompany interest income/(expense)	5,199	3,708	(8,907)	-
Gain on extinguishment of debt (a)	-	-	4,208	4,208
Other income—net	(149)	61	(8,647)	(8,735)
Income/(loss) before income taxes	103,429	54,334	(35,418)	122,345
Income taxes (a)	(38,710)	(20,742)	9,212	(50,240)
Income/(loss) from continuing operations	64,719	33,592	(26,206)	72,105
Discontinued operations, net of income taxes	-	-	(1,088)	(1,088)
Net income/(loss)	$64,719	$33,592	$(27,294)	$71,017

2007 (f)
Service revenues and sales	$755,426	$344,632	$-	$1,100,058
Cost of services provided and goods sold	586,435	180,631	-	767,066
Selling, general and administrative expenses (b)	65,103	95,424	23,533	184,060
Depreciation	11,446	8,365	307	20,118
Amortization	3,984	54	1,232	5,270
Other operating expense/(income) (b)	-	1,927	(1,138)	789
Total costs and expenses	666,968	286,401	23,934	977,303
Income/(loss) from operations	88,458	58,231	(23,934)	122,755
Interest expense	(146)	(495)	(10,603)	(11,244)
Intercompany interest income/(expense)	7,254	4,993	(12,247)	-
Loss on extinguishment of debt (b)	-	-	(13,798)	(13,798)
Other income—net	(11)	387	3,749	4,125
Income/(loss) before income taxes	95,555	63,116	(56,833)	101,838
Income taxes (b)	(35,722)	(24,145)	20,804	(39,063)
Income/(loss) from continuing operations	59,833	38,971	(36,029)	62,775
Discontinued operations, net of income taxes	1,201	-	-	1,201
Net income/(loss)	$61,034	$38,971	$(36,029)	$63,976

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Net income/(loss)	$19,539	$8,147	$(8,687)	$18,999
Add/(deduct):
Discontinued operations, net of income taxes	-	-	1,088	1,088
Interest expense	37	30	1,329	1,396
Income taxes	11,900	4,740	(1,169)	15,471
Depreciation	3,231	2,045	56	5,332
Amortization	996	14	481	1,491
EBITDA	35,703	14,976	(6,902)	43,777
Add/(deduct):
Impairment loss on transportation equipment	-	-	2,699	2,699
Expenses incurred in connection with O.I.G. investigation	2	-	-	2
Stock option expense	-	-	2,219	2,219
Gain on extinguishment of debt	-	-	(4,208)	(4,208)
Advertising cost adjustment (c)	-	1,401	-	1,401
Interest income	(28)	(25)	(88)	(141)
Intercompany interest income/(expense)	(1,337)	(876)	2,213	-
Adjusted EBITDA	$34,340	$15,476	$(4,067)	$45,749

2007 (f)
Net income/(loss)	$16,771	$9,738	$(6,304)	$20,205
Add/(deduct):
Interest expense	43	(1)	1,545	1,587
Income taxes	9,484	5,161	(2,763)	11,882
Depreciation	3,069	2,075	77	5,221
Amortization	996	13	360	1,369
EBITDA	30,363	16,986	(7,085)	40,264
Add/(deduct):
Costs related to litigation settlement	-	1,927	-	1,927
Expenses incurred in connection with O.I.G. investigation	39	-	-	39
Stock option expense	-	-	1,591	1,591
Advertising cost adjustment (c)	-	1,532	-	1,532
Interest income	(61)	(19)	(616)	(696)
Intercompany interest income/(expense)	(1,902)	(1,317)	3,219	-
Adjusted EBITDA	$28,439	$19,109	$(2,891)	$44,657

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Net income/(loss)	$64,719	$33,592	$(27,294)	$71,017
Add/(deduct):
Discontinued operations, net of income taxes	-	-	1,088	1,088
Interest expense	155	246	5,584	5,985
Income taxes	38,710	20,742	(9,212)	50,240
Depreciation	13,000	8,294	287	21,581
Amortization	3,984	50	1,890	5,924
EBITDA	120,568	62,924	(27,657)	155,835
Add/(deduct):
Unreserved insurance claim	-	597	-	597
Impairment loss on transportation equipment	-	-	2,699	2,699
Expenses incurred in connection with O.I.G. investigation	46	-	-	46
Stock option expense	-	-	7,303	7,303
Gain on extinguishment of debt	-	-	(4,208)	(4,208)
Advertising cost adjustment (c)	-	225	-	225
Interest income	(137)	(116)	(490)	(743)
Intercompany interest income/(expense)	(5,199)	(3,708)	8,907	-
Adjusted EBITDA	$115,278	$59,922	$(13,446)	$161,754

2007 (f)
Net income/(loss)	$61,034	$38,971	$(36,029)	$63,976
Add/(deduct):
Discontinued operations, net of income taxes	(1,201)	-	-	(1,201)
Interest expense	146	495	10,603	11,244
Income taxes	35,722	24,145	(20,804)	39,063
Depreciation	11,446	8,365	307	20,118
Amortization	3,984	54	1,232	5,270
EBITDA	111,131	72,030	(44,691)	138,470
Add/(deduct):
Long-term incentive compensation	-	-	7,067	7,067
Costs related to litigation settlement	-	1,927	-	1,927
Gain on sale of property	-	-	(1,138)	(1,138)
Expenses incurred in connection with O.I.G. investigation	227	-	-	227
Stock option expense	-	-	4,665	4,665
Loss on extinguishment of debt	-	-	13,798	13,798
Advertising cost adjustment (c)	-	601	-	601
Interest income	(151)	(377)	(2,776)	(3,304)
Intercompany interest income/(expense)	(7,254)	(4,993)	12,247	-
Other	-	-	(467)	(467)
Adjusted EBITDA	$103,953	$69,188	$(11,295)	$161,846

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(in thousands, except per share data)(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
Net income as reported	$18,999	$20,205	$71,017	$63,976

Add/(deduct):
Discontinued operations	1,088	-	1,088	(1,201)
After-tax cost of long-term incentive compensation	-	-	-	4,427
After-tax impairment loss on transportation equipment	1,714	-	1,714	-
After-tax costs related to litigation settlement	-	1,168	-	1,168
After-tax expenses incurred in connection with O.I.G. investigation	1	24	28	141
After-tax stock option expense	1,391	1,010	4,619	2,962
After-tax gain on sale of property	-	-	-	(724)
After-tax other	-	-	-	(296)
After-tax loss/(gain) on extinguishment of debt	(2,664)	-	(2,664)	8,778
Income tax impact of non-deductible market losses on investments of deferred compensation trusts	1,825	(77)	3,062	46
Income tax credit related to prior years	-	-	(322)	-
After-tax unreserved insurance cost	-	-	358	-

Adjusted net income	$22,354	$22,330	$78,900	$79,277

Earnings Per Share As Reported
Net income	$0.85	$0.84	$3.08	$2.61
Average number of shares outstanding	22,382	23,959	23,058	24,520
Diluted Earnings Per Share As Reported
Net income	$0.84	$0.83	$3.04	$2.55
Average number of shares outstanding	22,644	24,460	23,374	25,077

Adjusted Earnings Per Share
Net income	$1.00	$0.93	$3.42	$3.23
Average number of shares outstanding	22,382	23,959	23,058	24,520
Adjusted Diluted Earnings Per Share
Net income	$0.99	$0.91	$3.38	$3.16
Average number of shares outstanding	22,644	24,460	23,374	25,077

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2008 AND 2007
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
OPERATING STATISTICS	2008	2007	2008	2007
Net revenue ($000) (d)
Homecare	$149,816	$143,125	$585,891	$546,872
Inpatient	23,398	23,927	97,895	92,995
Continuous care	32,877	30,150	124,894	115,801
Total before Medicare cap allowance	$206,091	$197,202	$808,680	$755,668
Medicare cap allowance	(235)	-	(235)	(242)
Total	$205,856	$197,202	$808,445	$755,426
Net revenue as a percent of total
before Medicare cap allowance
Homecare	72.6%	72.6%	72.5%	72.4%
Inpatient	11.4	12.1	12.1	12.3
Continuous care	16.0	15.3	15.4	15.3
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	(0.1)	-	-	-
Total	99.9%	100.0%	100.0%	100.0%
Average daily census ("ADC") (days)
Homecare	7,458	7,121	7,374	6,966
Nursing home	3,452	3,610	3,535	3,581
Routine homecare	10,910	10,731	10,909	10,547
Inpatient	386	417	417	417
Continuous care	533	512	524	513
Total	11,829	11,660	11,850	11,477

Total Admissions	13,314	13,594	55,799	54,798
Total Discharges	13,693	13,700	55,691	54,530
Average length of stay (days)	83.1	75.7	75.4	76.5
Median length of stay (days)	14.0	14.0	14.0	13.0
ADC by major diagnosis
Neurological	33.1%	32.8%	32.7%	33.1%
Cancer	19.3	20.4	19.8	20.1
Cardio	12.5	13.5	12.8	14.1
Respiratory	6.5	6.8	6.6	6.8
Other	28.6	26.5	28.1	25.9
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	18.6%	18.5%	18.4%	18.5%
Cancer	35.9	36.6	35.7	36.1
Cardio	11.1	11.9	11.6	12.6
Respiratory	7.6	7.3	7.8	7.5
Other	26.8	25.7	26.5	25.3
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	53.3%	51.6%	51.7%	51.1%
Inpatient	14.9	18.8	17.2	18.4
Continuous care	20.1	17.6	18.1	18.0
Homecare margin drivers (dollars per patient day)
Labor costs	$48.99	$49.59	$49.87	$49.14
Drug costs	7.87	7.73	7.74	7.90
Home medical equipment	6.32	5.91	6.24	5.78
Medical supplies	2.22	2.49	2.32	2.25
Inpatient margin drivers (dollars per patient day)
Labor costs	$266.86	$272.46	$264.45	$265.47
Continuous care margin drivers (dollars per patient day)
Labor costs	$514.93	$506.72	$512.61	$486.90
Bad debt expense as a percent of revenues	1.1%	1.0%	1.0%	0.9%
Accounts receivable --
days of revenue outstanding	49.1	43.4	N.A.	N.A.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2008 AND 2007
(unaudited)

(a)

Included in the results of operations for the three months and years ended December 31, 2008, are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended December 31, 2008
		VITAS	Corporate	Consolidated
	Selling, general and administrative expenses
	Stock option expense	$-	$(2,219)	$(2,219)
	Expenses incurred in connection with O.I.G. investigation	(2)	-	(2)
	Other operating expenses/(income)
	Impairment loss on transportation equipment	-	(2,699)	(2,699)
	Gain on extinguishment of debt	-	4,208	4,208
	Pretax impact on earnings	(2)	(710)	(712)
	Income tax benefit on the above	1	269	270
	Income tax impact of non-deductible market losses on investments of deferred compensation trusts	-	(1,825)	(1,825)
	After-tax impact on earnings	$(1)	$(2,266)	$(2,267)

		Year Ended December 31, 2008
		VITAS	Roto-Rooter	Corporate	Consolidated
	Cost of services provided and goods sold
	Unreserved prior-year's insurance claim	$-	$(597)	$-	$(597)
	Selling, general and administrative expenses
	Stock option expense	-	-	(7,303)	(7,303)
	Expenses incurred in connection with O.I.G. investigation	(46)	-	-	(46)
	Other operating expenses/(income)
	Impairment loss on transportation equipment	-	-	(2,699)	(2,699)
	Gain on extinguishment of debt	-	-	4,208	4,208
	Pretax impact on earnings	(46)	(597)	(5,794)	(6,437)
	Income tax benefit on the above	18	239	2,125	2,382
	Income tax impact of non-deductible market losses on investments of deferred compensation trusts	-	-	(3,062)	(3,062)
	Income tax credit related to prior years	322	-	-	322
	After-tax impact on earnings	$294	$(358)	$(6,731)	$(6,795)

(b)

Included in the results of operations for the three months and years ended December 31, 2007, are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended December 31, 2007
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses
	Expenses incurred in connection with O.I.G. investigation	$(39)	$-	$-	$(39)
	Stock option expense	-	-	(1,591)	(1,591)
	Other operating expenses/(income)
	Costs related to litigation settlement	-	(1,927)	-	(1,927)
	Pretax impact on earnings	(39)	(1,927)	(1,591)	(3,557)
	Income tax benefit on the above	15	759	581	1,355
	Income tax impact of non-deductible market losses on investments of deferred compensation trusts	-	-	77	77
	After-tax impact on earnings	$(24)	$(1,168)	$(933)	$(2,125)

		Year Ended December 31, 2007
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses
	Long-term incentive compensation	$-	$-	$(7,067)	$(7,067)
	Expenses incurred in connection with O.I.G. investigation	(227)	-	-	(227)
	Stock option expense	-	-	(4,665)	(4,665)
	Other	-	-	467	467
	Other operating expenses/(income)
	Costs related to litigation settlement	-	(1,927)	-	(1,927)
	Gain on sale of property	-	-	1,138	1,138
	Loss on extinguishment of debt	-	-	(13,798)	(13,798)
	Pretax impact on earnings	(227)	(1,927)	(23,925)	(26,079)
	Income tax benefit on the above	86	759	8,778	9,623
	Income tax impact of non-deductible market losses on investments of deferred compensation trusts	-	-	(46)	(46)
	After-tax impact on earnings	$(141)	$(1,168)	$(15,193)	$(16,502)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2008 and 2007, GAAP advertising expense for Roto-Rooter totaled $7,421,000 and $7,330,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2008 and 2007 would total $6,020,000 and $5,798,000, respectively. For the years ended December 31, 2008 and 2007, GAAP advertising expense for Roto-Rooter totaled $24,077,000 and $22,980,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2008 and 2007, would total $23,852,000 and $22,379,000, respectively.

(d)

VITAS has 6 large (greater than 450 ADC), 16 medium (greater than 200 but less than 450 ADC) and 23 small (less than 200 ADC) hospice programs. There is one continuing program as of December 31, 2008, with Medicare cap cushion of less than 10% for the 2008 measurement period. There are two continuing programs as of December 31, 2008, with Medicare cap cushion of less than 10% for the 2009 measurement period, including one program with a $235,000 liability recorded at year end.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

(f)	Reclassified to conform to 2008 presentation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901